UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549


                              FORM 8-K


                            CURRENT REPORT



                      Pursuant to Section 13 of the

                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): April 15, 1999


                    Sears Credit Account Master Trust II
            (Exact name of registrant as specified in charter)



     Illinois                     0-24776              Not Applicable
     (State of                   (Commission           (IRS Employer
     Organization)               File Number)          Identification No.)


c/o SRFG, Inc.
3711 Kennett Pike
Greenville, Delaware                             19807
(Address of principal executive offices)         (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable





Item 5.     Other Events


      On April 15, 1999, Registrant made available the Monthly Investor Certificateholders' Statements set forth as Exhibits 20(a) through 20(m).


Item 7.     Financial Statements and Exhibits

  20(a). Series 1994-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(b). Series 1995-2 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(c). Series 1995-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(d). Series 1995-4 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(e). Series 1995-5 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(f). Series 1996-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(g). Series 1996-2 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(h). Series 1996-3 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(i). Series 1996-4 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(j). Series 1997-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(k). Series 1998-1 Monthly Investor Certificateholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.

  20(l). Series 1998-2 Monthly Investor Certificaterholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.


  20(m). Series 1999-1 Monthly Investor Certificaterholders' Statement related to the distribution of April 15, 1999 and reflecting the performance of the Trust during the Due Period ended in March 1999, which will accompany the distribution on April 15, 1999.




















                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         Sears Credit Account Master Trust II
                                         (Registrant)



                                          By:   SRFG, Inc.
                                          (Originator of the Trust)



                                         By: /s/Donald J. Woytek
                                             Donald J. Woytek
                                             Vice President, Administration

Date: April 15, 1999



                                EXHIBIT INDEX


Exhibit No.


  20(a).    Series 1994-1 Monthly Investor Certificateholders' Statement
                (April 15, 1999)

  20(b).    Series 1995-2 Monthly Investor Certificateholders' Statement
                (April 15, 1999)

  20(c).    Series 1995-3 Monthly Investor Certificateholders' Statement
                (April 15, 1999)

  20(d).    Series 1995-4 Monthly Investor Certificateholders' Statement
                (April 15, 1999)

  20(e).    Series 1995-5 Monthly Investor Certificateholders' Statement
                (April 15, 1999)

  20(f).    Series 1996-1 Monthly Investor Certificateholders' Statement
               (April 15, 1999)

  20(g).    Series 1996-2 Monthly Investor Certificateholders' Statement
                (April 15, 1999)

  20(h).    Series 1996-3 Monthly Investor Certificateholders' Statement
               (April  15, 1999)

  20(i).    Series 1996-4 Monthly Investor Certificateholders' Statement
              (April 15, 1999)

  20(j).    Series 1997-1 Monthly Investor Certificateholders' Statement
              (April 15, 1999)

  20(k).    Series 1998-1 Monthly Investor Certificateholders' Statement
               (April 15, 1999)

  20(l).    Series 1998-2 Monthly Investor Certificateholders' Statement
               (April 15, 1999)

  20(m).    Series 1999-1 Monthly Investor Certificateholders' Statement
               (April 15, 1999)